HARVEST VOLATILITY EDGE TRUST

Harvest Edge Absolute Fund

Harvest Edge Equity Fund

Harvest Edge Bond Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated June 26, 2019 to the Summary Prospectuses and Prospectus (together, the “Prospectus”) and Statement of Additional Information (“SAI”) dated February 28, 2019, as supplemented

At a meeting held on June 26, 2019, the Board of Trustees (the “Board”) of Harvest Volatility Edge Trust (the “Trust”), upon the recommendation of Harvest Volatility Management, LLC, approved the closing and subsequent liquidation of each Fund. After careful consideration of a number of factors, in particular the inability of the Funds to attract sufficient investor interest since their launch, the Board concluded that it is in the best interests of each Fund and its shareholders to liquidate. Accordingly, each Fund is expected to cease operations, liquidate its assets, and, after paying or making provision to pay its obligations and liabilities, distribute its liquidation proceeds to shareholders of record on or about August 27, 2019 (the “Liquidation Date”). The Liquidation Date may be changed without notice by the Trust’s officers.

Each Fund closed to investors as of the close of business on June 26, 2019.

During the period between June 26, 2019 and the Liquidation Date, each Fund will engage in business and activities for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders. The planned liquidation of a Fund may cause the Fund to increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies as stated in each Fund’s Prospectus and SAI.

Any time prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the Prospectus. If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will automatically redeem the shareholder’s Fund shares and distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any undistributed accrued capital gains and dividends. Shareholders remaining in a Fund on the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings. Other costs relating to a Fund’s liquidation will be borne by the Fund’s investment adviser, and not the Fund.

Shareholders who receive a liquidating distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares and should consult their tax advisor about the potential tax consequences. Shareholders who own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult their tax advisors regarding the tax consequences applicable to the reinvestment of the proceeds of the liquidating distribution.

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